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                                                                    EXHIBIT 10.9


                  AMENDMENT NO. 1 TO OMNITRACS(R) CONTRACT

         THIS AMENDMENT NO. 1 is made and entered into this 23rd day of June, 1995, by and between Timely Transportation, Inc. ("Customer") with its principal place of business located at 100 Galleria Parkway N.W., Ste. 115, Atlanta, GA 30339, and QUALCOMM Incorporated ("QUALCOMM"), with its principal place of business located at 6455 Lusk Boulevard, San Diego, California 92121-2779.

                                  RECITALS

A. QUALCOMM and Customer entered into a written OmniTRACS Contract dated May 8, 1995 (the "Contract") for certain services and equipment.

B. By this Amendment No. 1, both QUALCOMM and Customer desire to amend the Contract as hereinafter set forth.

                                    TERMS

         NOW, THEREFORE, for and in consideration of the mutual promises set forth herein, QUALCOMM and Customer agree as follows:

1. Amendment of Attachment 3 entitled, "Special Provisions". Paragraph I, "MCT Price Contingency," shall be deleted in its entirety.

2. Amendment of Attachment 3 entitled, "Special Provisions". A new Paragraph VI is added as follows:

"VI.     QUALCOMM FINANCING.

         A. Finance Lease. QUALCOMM and Customer contemplate financing the purchase of up to one hundred (100) refurbished MCTs, in accordance with the terms of the OmniTRACS Finance Lease ("Finance Lease") entered concurrently herewith. The MCT price set forth in the Finance Lease includes installation, Outdoor Unit Mounting Brackets, and Remote Buzzers. The Finance Lease terms apply to the first sixty (60) refurbished MCTs ordered, and will be amended to reflect the additional forty (40) refurbished MCTs as those MCTs are ordered, in accordance with Attachment 2, Delivery Schedule. The financing terms in the Finance Lease are applicable only to the one hundred (100) refurbished MCTs ordered hereunder. QUALCOMM's obligation to ship to one hundred (100) refurbished MCTs ordered hereunder is contingent upon mutual acceptance and completion of the Finance Lease concurrently with execution of this Amendment.

         B. Additional Orders. Customer may purchase additional MCTs at the price set forth on Page 1, Item 01. The MCTs shall have the Warranty Period set forth in Section 1.5 of the Contract."
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2.       Effectiveness of Contract.  Except as expressly provided herein, nothing in this Amendment shall be deemed to waive or modify any of the provisions of the Contract, or any amendment or addendum thereto. In the event of any conflict between the Contract, this Amendment or any other amendment or addendum thereof, the document later in time shall prevail.

3. Counterparts and Facsimile Delivery. This Amendment may be executed in two or more identical counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute this Amendment when a duly authorized representative of each party has signed a counterpart. The parties may sign and deliver this Amendment by facsimile transmission. Each party agrees that the delivery of this Amendment by facsimile shall have the same force and effect as delivery of original signatures and that each party may use such facsimile signatures as evidence of the execution and delivery of this Amendment by all parties to the same extent that an original signature could be used.

         IN WITNESS WHEREOF, QUALCOMM and Customer hereto have executed this Amendment as of the day and year first above written.


QUALCOMM Incorporated                    TIMELY TRANSPORTATION, INC.



By: /s/ Teresa White                     By: /s/ Gary Weilheimer for the Company
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Print:   Teresa White                    Print:  Gary Weilheimer
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Title:   Vice President, Finance         Title:   Chief Financial Officer
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